STATEMENT OF ADDITIONAL INFORMATION                             October 31, 1999

           FOR THE

     HENNESSY BALANCED FUND

  HENNESSY LEVERAGED DOGS FUND



                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California 94945



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for The Hennessy Funds, Inc., dated October 31, 1999. Requests for copies of the Prospectus for the Fund should be made by writing to The Hennessy Funds, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary, or by calling 1-800-966-4354.

         The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1999 of The Hennessy Funds, Inc. (File No. 811-7493) as filed with the Securities and Exchange Commission on August 30, 1999:

         o        Independent Auditors' Report

         o        Statements of Assets and Liabilities

         o        Statements of Operations

         o        Statements of Changes in Net Assets

         o        Financial Highlights

         o        Schedules of Investments

         o        Notes to the Financial Statements

                            The Hennessy Funds, Inc.

                                TABLE OF CONTENTS
                                                                        Page No.

GENERAL INFORMATION AND HISTORY..............................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT CONSIDERATIONS....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION....................................6

OWNERSHIP OF MANAGEMENT AND PRINCIPAL
 SHAREHOLDERS................................................................7

INVESTMENT ADVISERS, ADMINISTRATOR,
 CUSTODIAN, TRANSFER AGENT AND
 ACCOUNTING SERVICES AGENT....................... ...........................8

DETERMINATION OF NET ASSET VALUE............................................11

DISTRIBUTION OF SHARES......................................................12

AUTOMATIC INVESTMENT PLAN AND
 TELEPHONE PURCHASES........................................................14

REDEMPTION OF SHARES........................................................14

SYSTEMATIC WITHDRAWAL PLAN..................................................14

EXCHANGING SHARES...........................................................15

ALLOCATION OF PORTFOLIO BROKERAGE...........................................16

TAXES ......................................................................17

SHAREHOLDER MEETINGS........................................................18

PERFORMANCE INFORMATION.....................................................19

INDEPENDENT AUDITORS........................................................22

CAPITAL STRUCTURE...........................................................22

DESCRIPTION OF SECURITIES RATINGS...........................................23



No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by The Hennessy Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

         The Hennessy Funds, Inc., a Maryland corporation incorporated on January 11, 1996 (the "Corporation"), is an open-end management investment company consisting of two non-diversified portfolios, Hennessy Balanced Fund (the "Balanced Fund") and Hennessy Leveraged Dogs Fund (the "Leveraged Dogs Fund") (collectively, the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

         Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1. Neither Fund will purchase securities of any issuer if the purchase would cause more than 5% of the value of that Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of each Fund's total assets may be invested without regard to these limitations.

                  2. Neither Fund will sell securities short.

                  3. Neither Fund will purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions) or write put or call options.

                  4. The Balanced Fund may not borrow money or issue senior securities except for temporary bank borrowings (not exceeding 10% of the Balanced Fund's total assets) or for emergency or extraordinary purposes. The Balanced Fund will not borrow money for the purpose of investing in securities and the Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding. The Leveraged Dogs Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  5. Neither Fund will pledge or hypothecate its assets, except to secure permitted borrowings.

                  6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  7. Neither Fund will make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

                  8. Neither Fund will invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

                  9. Neither Fund will make investments for the purpose of exercising control or management of any company.

                  10. Neither Fund will purchase or sell real estate or real estate mortgage loans and neither will make any investments in real estate limited partnerships.

                  11.  Neither  Fund  will  purchase  or  sell   commodities  or
         commodity contracts.

                  12. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

         Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of a Fund's investment adviser.

                  2. Neither Fund will invest in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  3. Neither Fund will purchase illiquid securities.

                  4. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of that Fund; or (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities. No purchases described in (b) will be made if as a result of such purchases (i) that Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of that Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of that Fund's net assets would be invested in shares of registered investment companies.

         The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

The Dow Jones Industrial Average

         Effective November 1, 1999, the Dow Jones Industrial Average ("DJIA") will consist of the following 30 common stocks:

AlliedSignal Inc.                        The Home Depot, Inc.
Aluminum Co. of America (ALCOA)          Intel Corp.
American Express Co.                     International Business
                                            Machines Corp. (IBM)
AT&T Corp.                               International Paper Co.
The Boeing Co.                           Johnson & Johnson
Caterpillar Inc.                         McDonald's Corp.
Citigroup Inc.                           Merck & Co., Inc.
The Coca-Cola Company                    Microsoft Corp.
The Walt Disney Company                  Minnesota Mining & Manufacturing
                                            Co.(3M)
E.I du Pont De Nemours & Co., Inc.       J.P. Morgan & Co., Inc.
Eastman Kodak Co.                        Philip Morris Cos.
Exxon Corp.                              Procter & Gamble Co.
General Electric Co.                     SBC Communications Inc.
General Motors Corp.                     United Technologies Corp.
Hewlett-Packard Co.                      Wal-Mart Stores, Inc.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either Fund, either Fund's investment adviser, or Edward
J. Hennessy, Inc., the general partner to each Fund's investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

         The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928.

Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

         Each Fund's investment strategy is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly each Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each Fund will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However each Fund's diversification requirement may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally because of the requirements of the Act, each Fund will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time this requirement may preclude a Fund from effecting a purchase otherwise dictated by its investment strategy.

Money Market Instruments

         Each of the Funds may invest in cash and money market instruments. The Funds may do so when accumulating funds to make purchases of common stocks or U.S. Treasury securities or to have assets available to pay expenses or satisfy redemption requests. The money market instruments in which the Funds invest include U.S. Treasury bills, commercial paper, commercial paper master notes, repurchase agreements and shares of money market mutual funds.

         The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

         The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

         The Funds may also invest in securities issued by other investment companies that invest in high qualify, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund's shareholders.

Borrowing

         The Leveraged Dogs Fund intends to borrow for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since approximately half of the Leveraged Dogs Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Leveraged Dogs Fund when it leverages its investments will increase more when the Leveraged Dogs Fund's portfolio assets increase in value and decrease more when the Leveraged Dogs Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Leveraged Dogs Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Leveraged Dogs Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

         As required by the Act, the Leveraged Dogs Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Leveraged Dogs Fund's assets should fail to meet this 300% coverage test, the Leveraged Dogs Fund, within three days (not including Sundays and holidays), will reduce the amount of the Leveraged Dogs Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

         Both Funds are authorized to borrow from banks as temporary measures for extraordinary or emergency purposes in amounts not in excess of 10% of that Fund's total assets. These borrowings are not subject to the foregoing 300% asset coverage requirement.

         The Leveraged Dogs Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the Act. Under a reverse repurchase agreement, the Leveraged Dogs Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. At the time the Leveraged Dogs Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account, U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price
(including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Leveraged Dogs Fund may decline below the price of the securities it is obligated to repurchase.

Portfolio Turnover

         The Funds will generally hold securities for approximately one year irrespective of investment performance. Securities may be sold after being held less than one year to fund redemption requests. Consequently each Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, each Fund's portfolio turnover rate will generally not exceed 100%. High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs (such as brokerage commissions or mark-ups or mark-downs) and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

         As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

         *Neil J. Hennessy -- Director, President and Treasurer. Mr. Hennessy, 43, has been President of Edward J. Hennessy, Incorporated ("EJH") since 1989. His address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

         *Brian  A.  Hennessy  --  Director.   Mr.  Hennessy,  46,  has  been  a
self-employed dentist for more than ten years. His address is 912 Grand Avenue, San Rafael, CA 94901.

         Robert T. Doyle -- Director. Mr. Doyle, 52, is currently the Sheriff of Marin County, California and has been employed in the Marin County Sheriff's Office in various capacities since 1969. His address is 87 Washington Street, Novato, CA 94947.

         *Rodger D. Offenbach -- Director. Mr. Offenbach, 48, has been the owner of Rays Catering since 1974. His address is 919 Eastman Lane, Petaluma, CA 94952.

         J. Dennis DeSousa -- Director. Mr. DeSousa, 63, is a retired vice president of the California State Automobile Association. He currently is a private investor. His address is 682 Wilson Street, Novato, CA 94947.

         Teresa M. Nilsen -- Vice President and Secretary. Ms. Nilsen, 33, has been corporate secretary and financial officer of EJH since 1989. Her address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

--------------------

         * Messrs. Neil Hennessy, Brian Hennessy and Offenbach are directors who are interested persons of the Corporation (as defined in the Act). Messrs. Neil Hennessy and Brian Hennessy are brothers. Ms. Nilsen, as an officer of the Corporation, is an interested person of the Corporation.

         The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $600 ($350 from the Balanced Fund and $250 from the Leveraged Dogs Fund) for each meeting of the Board of

Directors attended. The Corporation also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

         The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 1999:

                               COMPENSATION TABLE
                                                                                                                 Total
                                                                                                              Compensation
                                                                                       Estimated Annual     from Corporation
                                                             Pension or Retirement        Benefits             and Fund
         Name of                Aggregate Compensation        Benefits Accrued As           Upon            Complex Paid to
          Person                  from Corporation*          Part of Fund Expenses        Retirement           Directors
          ------                  -----------------          ---------------------        ----------           ---------

Neil J. Hennessy                         $0                           $0                     $0                   $0
Brian A. Hennessy                         0                            0                      0                    0
Robert T. Doyle                         $2,150                         0                      0                  $2,150
Rodger D. Offenbach                       0                            0                      0                    0
J. Dennis DeSousa                       $2,150                         0                      0                  $2,150

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         At July 31, 1999, the only persons owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Balanced Fund are:

Name and Address of Shareholder                         Percentage Owned

Charles Schwab & Co.*                                        15.53%
101 Montgomery Street
San Francisco, CA  94104

Tile West Inc. Profit Sharing Plan                           6.52%
10 Hamilton Drive
Novato, CA  94949-5603

-------------------
* All of the shares owned by Charles Schwab & Co. were owned of record only.

         Including shares of the Balanced Fund owned by its investment adviser, all officers and directors of the Corporation own owned 0.88% of the outstanding shares of the Balanced Fund.

         At July 31, 1999, the only person owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Leveraged Dogs Fund is:

Name and Address of Shareholder                            Percentage Owned
Charles Schwab & Co.*                                           66.55%
101 Montgomery Street
San Francisco, CA  94104

-------------------
* All of the shares owned by Charles Schwab & Co. were owned of record only.

         Including shares of the Leveraged Dogs Fund owned by its investment adviser, all officers and directors of the Corporation owned 4.89% of the outstanding shares of the Leveraged Dogs Fund.

                 INVESTMENT ADVISERS, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

         The investment adviser to the Balanced Fund is The Hennessy Management Co., L.P., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 (the "Balanced Fund Adviser"). The investment adviser to the Leveraged Dogs Fund is The Hennessy Management Co. 2, L.P., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 (the "Leveraged Dogs Fund Adviser"). Each of the Balanced Fund Adviser and the Leveraged Dogs Fund Adviser is controlled by its general partner, EJH, which is in turn controlled by Neil
J. Hennessy. Mr. Offenbach and Mr. Hennessy are limited partners of each of the Balanced Fund Adviser and the Leveraged Dogs Fund Adviser.

         Pursuant to separate investment advisory agreements (the "Advisory Agreements") entered into between the Balanced Fund and the Balanced Fund
Adviser and the Leveraged Dogs Fund and the Leveraged Dogs Fund Adviser, respectively, the investment adviser supervises and manages the applicable Fund's investment portfolio and, subject to such policies as the Corporation's Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of that Fund. Under each of the Advisory Agreements, the investment adviser, at its own expense and without separate reimbursement from the Fund (other than pursuant to the Fund's 12b-1 plan), furnishes office space and all necessary office facilities, equipment and executive personnel for managing that Fund; and bears all of that Fund's sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities. For the foregoing, each investment adviser receives a monthly fee at the annual rate of 0.60% of the daily net assets of the applicable Fund. During the fiscal year ended June 30, 1999 the Balanced Fund Adviser earned $138,497 of investment advisory fees from the Balanced Fund and did not waive any of such fees. During the fiscal year ended June 30,1998, the Balanced Fund Adviser earned $181,174 of investment advisory fees from the Balanced Fund and waived $53,286 of such fees. During the fiscal year ended June 30, 1997, the Balanced Fund Adviser earned

$100,537 of investment advisory fees from the Balanced Fund and waived $68,330 of such fees. During the fiscal year ended June 30,1999 the Leveraged Dogs Fund Adviser earned $14,902 of investment advisory fees from the Leveraged Dogs Fund and waived all of such fees.

         The Funds pay all of their expenses not assumed by the investment advisers, including, but not limited to, the costs of preparing and printing the registration statement required under the Securities Act of 1933 and the Act and any amendments thereof, the expenses of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay the fees of the Corporation's directors who are not officers, salaries of administrative and clerical personnel, association membership dues, legal fees, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds' assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

         Each investment adviser has undertaken to reimburse the applicable Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of that Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of that Fund are qualified for sale or, if the states in which the shares of that Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such percentage limitation was applicable to either Fund. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, that Fund creates an account receivable from its investment adviser for the amount of such excess. In such a situation the monthly payment of the investment adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the investment adviser will pay the applicable Fund the amount of such difference), subject to adjustment month by month during the balance of that Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal years ended June 30, 1997 and 1998, the Balanced Fund Adviser waived investment advisory fees, as described above, in amounts sufficient to cause the Balanced Fund's expenses not to exceed 1.90% and 1.68%, respectively, of the Balanced Fund's average daily net assets. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal year ended June 30, 1999 the Leveraged Dogs Fund Adviser waived investment advisory fees, as described above, and reimbursed the Leveraged Dogs Fund

$108,103 so as to cause the Leveraged Dogs Fund's expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) not to exceed 0.00% of the Leveraged Dogs Fund's average daily net assets.

         Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the applicable investment adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the investment adviser, and by the investment adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

         Each Advisory Agreement provides that the applicable investment adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the investment adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

         The administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to an administration agreement entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreements"), the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the
Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains our financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from each Fund a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of such Fund's average net assets, .04% of the next
$400,000,000 of such Fund's average net assets, and .03% of such Fund's net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee from the Balanced Fund is $30,000 and from the Leveraged Dogs Fund, $20,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. During the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Balanced Fund incurred fees in the amount of $30,011, $32,474 and $31,299, respectively, pursuant to the Administration Agreement. During the fiscal year ended June 30, 1999, the Leveraged Dogs Fund incurred fees of $16,500 pursuant to the Administration Agreement.

         Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance as administrator under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

         Firstar Bank Milwaukee, N.A., an affiliate of Firstar Mutual Fund Services, LLC, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Bank Milwaukee, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning the Fund's operations. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the purchase and sale of securities. Firstar Mutual Fund Services, LLC also serves as transfer agent and dividend disbursing agent for each Fund under Shareholder Servicing Agent Agreements. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

         In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to each Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of each Fund, .01% on the next $200 million of average net assets, and .0005% on average net assets exceeding $240 million. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Balanced Fund incurred fees of $24,014, $25,095 and $24,192, respectively, pursuant to the Fund Accounting Servicing Agreement. During the fiscal year ended June 30, 1998 the Leveraged Dogs Fund incurred fees of $18,423 pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

         Each Fund's net asset value per share is determined by dividing the total value of its investments and other assets less any liabilities, by the number of its outstanding shares. Each Fund's stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the applicable Fund's investment adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

                             DISTRIBUTION OF SHARES

         The  Corporation  has  adopted a  Service  and  Distribution  Plan (the
"Plan") in anticipation that the Funds will benefit from the Plan through increased sales of their shares, thereby reducing each Fund's expense ratio and providing an asset size that allows its investment adviser greater flexibility in management. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Corporation's Board of Directors, of up to 0.25% of each Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by the Funds may be spent on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Funds to employ a distributor of their shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Funds' shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.

         Initially all payments under the Plan will be made to the investment advisers who directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. (The Funds indirectly bear sales and promotional expenses to the extent they make payments under the Plan.) During the fiscal year ended June 30,1999, the Balanced Fund incurred $57,707 of distribution fees under the Plan, none of which was waived by the Balanced Fund Adviser. During the fiscal year ended June 30, 1998, the Balanced Fund incurred $159,859 of distribution fees under the Plan, of which $106,573 were waived by the Balanced Fund Adviser. During the fiscal year ended June 30, 1997, the Balanced Fund incurred $89,322 of distribution fees under the Plan, of which $59,548 were waived by the Balanced Fund Adviser. During the fiscal year ended June 30, 1999 the Leveraged Dogs Fund incurred $6,209 of distribution fees under the Plan, all of which were waived by the Leveraged Dogs Fund Adviser.

         Each investment adviser has entered into an agreement with EJH pursuant to which it will pay EJH for expenses actually incurred by EJH in distributing that Fund's shares (the "EJH Agreement"). The EJH Agreement further provides that the applicable investment adviser will pay EJH an amount equal to $225 per hour, or such other rate as the applicable investment adviser and EJH may agree from time to time, for services provided by Neil J. Hennessy in his capacity as President of EJH related to the distribution of that Funds' shares. (Prior to May 28, 1998, the Balanced Fund Adviser had an agreement with EJH pursuant to which it paid EJH an amount equal to 1% of the net asset value of all shares of the Balanced Fund sold other than through dividend reinvestments (the "Former EJH Agreement"). The Former EJH Agreement required EJH to repay any such fees with respect to shares redeemed within one month after the date of the original purchase other than shares redeemed as a result of the death or disability of the shareholder. During the fiscal years ended June 30, 1999, 1998 and 1997, the Balanced Fund Adviser paid EJH $94,420, $69,836 and $101,527, respectively, pursuant to the foregoing Agreements. During the fiscal year ended June 30, 1999, the Leveraged Dogs Fund Adviser paid EJH $152,407 pursuant to the EJH Agreement. Neil J. Hennessy, the President and a director of the Corporation, is a limited partner of each investment adviser as well as President and controlling shareholder of EJH, the general partner to each investment adviser.

         The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle and DeSousa are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

         Each Fund offers an automatic investment option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) the shareholder selects. The minimum transaction amount is $100.

         Each Fund offers a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both the purchase order and payment by Electronic Funds
Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                              REDEMPTION OF SHARES

         A shareholder's right to redeem shares of the Funds will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practical for the Funds to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

         An investor who owns shares of either Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from that Fund or Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

         The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value.

Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

         Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

         The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing thirty (30) days prior to the next payment.

                                EXCHANGING SHARES

         Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the Firstar Money Market Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or their investment advisers of, an investment in Firstar Money Market Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Firstar Money Market Fund before exercising the exchange privilege.

         Because of the time needed to transfer money between the Funds or a Fund and the Firstar Money Market Fund, investors may not exchange into or out of the same fund on the same or successive days. There must be at least one day between exchange transactions. Investors may exchange shares only for shares that have been registered in their state.

         The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the Firstar Money Market Fund are not immediately reinvested in shares of the Funds through a subsequent exercise of the exchange privilege. Because excessive trading can hurt a Fund's performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). Exchanges may be restricted or refused by a Fund if it receives or anticipates receiving simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to a Fund. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Balanced Fund are made by the Balanced Fund Adviser and for the Leveraged Dogs Fund by the Leveraged Dogs Fund Adviser in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the investment advisers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the investment adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Securities not listed on exchanges may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the investment adviser may believe that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not initially intend to market their shares through intermediary broker-dealers, the Funds may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the investment adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

         The investment adviser may allocate brokerage to EJH but only if the investment adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Under the Act, EJH is prohibited from dealing with a Fund as a principal in the purchase and sale of securities. EJH, when acting as a broker for a Fund in any of its portfolio transactions executed on a securities exchange of which EJH is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

         In allocating brokerage business for the Funds, the investment advisers also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the investment advisers believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties under the Advisory Agreements. Other clients of the investment advisers may indirectly benefit from the availability of these services to the investment advisers, and the Funds may indirectly benefit from services available to the investment adviser as a result of transactions for other clients. The Advisory Agreements provide that the investment advisers may cause a Fund to pay a broker which provides brokerage and research services to the investment adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the investment adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

         All of the brokerage commissions paid by the Balanced Fund during the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997 were paid to EJH. Commissions totaled $6,815 on transactions involving securities having a total market value of $6,685,463 during the fiscal year ended June 30, 1999, commissions totaled $5,009 on transactions involving securities having a total market value of $5,234,098 during the fiscal year ended June 30, 1998, and commissions totaled $5,573 on transactions involving securities having a total market value of $6,110,181 during the fiscal year ended June 30, 1997. All of the brokerage commissions paid by the Leveraged Dogs Fund during the fiscal year ended June 30, 1999 were paid to EJH. Commissions totaled $3,451 on transactions involving securities having a total market value of $3,724,679 during the fiscal year ended June 30, 1999.

                                      TAXES

         Each Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

         Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

         Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of any such capital gain or loss generally will be dependent upon the investor's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

         Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the new account application and should be completed when the account is opened.

         This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              SHAREHOLDER MEETINGS

         The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act.

         The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

         Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

         Each of the Funds may provide from time to time in advertisements, reports to shareholders and other communications with shareholders their average annual total returns. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. With respect to "average" total return figures for periods longer than one year, a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Funds may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in our share price and assuming reinvestment of dividends and distributions).

         Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment  portfolio.  Each Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                               P(1 + T)  = ERV

Where:            P        =    a hypothetical initial payment of $1,000

                  T        =    average annual total return

                  n        =    number of years

                  ERV      =    ending  redeemable  value  at  the  end  of  the
                                period of a hypothetical $1,000 payment made at the beginning of such period

         Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

         The Balanced Fund's average annual total returns for the one-year period ended June 30, 1999 and for the period from the Fund's commencement of operations (March 8, 1996) through June 30, 1999 were 9.61% and 11.37%, respectively. The Leveraged Dogs Fund's total return from the Fund's commencement of operations (July 29, 1998) through June 30, 1999 (its period of operations) was 10.28%.

         The information below illustrates the total return for each of the Funds compared to that of the DJIA and the Merrill Lynch One Year U.S. Treasury Bill Index.


                                            COMPARISON OF TOTAL RETURN(1)
Year Ended June 30,  DJIA Total Return     Balanced Fund        Leveraged Dogs Fund     Merrill Lynch One Year U.S.
                                            Total Return           Total Return              Treasury Bill Index
       1997                38.59%              17.70%                   N/A                         6.22%
       1998                18.71%              8.80%                    N/A                         5.80%
       1999                24.66%              9.61%                  N/A(2)                        5.12%




                                      -20-

-------------------
(1) Total return for the DJIA  represents  the sum of the following  components:
(a) the  percentage  change in value of each common stock from the first trading day on the New York Stock  Exchange  in a given year to the last  trading day in that year;  and (b) the total  dividends  received  in that year on each  common stock  divided by the market value of the common  stock as of the first  trading day in that year (without any dividend reinvestment).  Total return for the DJIA does not take into consideration any brokerage  commissions,  expenses or taxes, and does not include  reinvestment  of  dividends.  Total return for the Merrill
Lynch One Year U.S.  Treasury Bill Index is the change in the level of the index during the measuring period.

(2) The Leveraged Dogs Fund commenced operations on July 29, 1998.

         The charts below assume an initial investment of $10,000 on March 8, 1996 in the Balanced Fund and July 29, 1998 in the Leveraged Dogs Fund.

                                                                     Merrill Lynch One Year
                    Hennessy Balanced       Dow Jones Industrial        U.S. Treasury
      Date                 Fund                    Average                Bill Index

3/31/96                  $10,000                  $10,000                    $10,000
6/30/96                   10,181                   10,089                     10,155
6/30/97                   11,982                   13,983                     10,783
6/30/98                   13,036                   16,637                     11,385
6/30/99                   14,290                   20,418                     11,963

                         Hennessy  `                                 Merrill Lynch One Year
                         Leveraged           Dow Jones Industrial        U.S. Treasury
      Date               Dogs Fund                Average                  Bill Index

6/30/99                   $11,028                  $12,485                   $10,476

         The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Funds in the future. Such performance results also reflect waivers and/or reimbursements made by the Balanced Fund Adviser and the Leveraged Dogs Fund Adviser described in "Investment Advisers, Administrator, Custodian, Transfer Agent and Accounting Services Agent." An investment in the Funds will fluctuate in value and at redemption their value may be more or less than the initial investment.

         Each of the Funds may also compare their performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper
Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) The Funds may also compare their performance to the DJIA, NASDAQ, Composite Index,, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Merrill Lynch One Year U.S. Treasury Bill Index and the Consumer Price Index.

                              INDEPENDENT AUDITORS

         KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601 has served as the independent accountants for the Funds since each Fund's inception. As such KPMG LLP performs an audit of each Fund's financial statements including consideration of each Fund's internal control structure.

                                CAPITAL STRUCTURE

         The Corporation's authorized capital consists of 500,000,000 shares of Common Stock. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering two series of shares, the Balanced Fund and the Leveraged Dogs Fund. One hundred million shares of Common Stock have been allocated to each of the Balanced Fund and the Leveraged Dogs Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be legally declared by the Corporation's Board of Directors; and (iii) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares of either Fund, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Maryland law or the Act (e.g., approval of an investment advisory agreement).

         The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of the Fund.

         The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                        DESCRIPTION OF SECURITIES RATINGS

         Each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's").

         Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

         Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.